Leases	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Leases
6.	Leases

A. Lease arrangements, under which the Company acts as the lessee

Bareboat Chartered-in Vessels:

On December 1 and December 10, 2020, the Company sold and leased back M/T Eco Beverly Hills and M/T Eco Bel Air respectively to a third non-affiliated party (the “Navigare Lease”). Each vessel was chartered back on a bareboat basis for five years at a bareboat hire of $16,750 per day for the first two years, $14,000 per day for the next two years and $10,000 per day for the fifth year. The Company did not have any option or obligation to buy back the vessels. The abovementioned sale and leaseback transactions contain customary covenants and event of default clauses, including cross-default provisions, change of control provisions (whereby Mr. Evangelos J. Pistiolis could not control less than 50.1% of the voting rights of the Company) and restrictive covenants and performance requirements. The Company had to maintain a minimum liquidity of $4,000 at all times which was certified bi-annually.

The Company treated the Navigare lease as an operating lease. An operating lease ROU asset amounting to $45,765 was recognized at the inception of the lease together with a lease liability of $43,759 based on the present value of lease payments over the lease term. The operating lease ROU asset also included initial direct costs of $1,666 and deferred losses from the sale of the vessels of $340. The discount rate used to calculate the present value of lease payments was calculated by taking into account the original lease term and lease payments and was estimated to be 6.72% (same as the weighted average rate), which was the Company’s estimated incremental borrowing rate, that reflected the interest the Company would have to pay to borrow funds on a collateralized basis over a similar term and similar economic environment. Losses from the sale of these two vessels and initial direct costs which were included in the respective ROU assets were amortized on a straight-line basis over the duration of the lease and were included in operating lease expense in the statement of consolidated income. The cash paid for operating leases with original terms greater than 12 months was $10,039 and $6,950 for the years ended December 31, 2024 and 2025 respectively. The revenue generated from vessels under operating leases with original terms greater than 12 months was $16,831 and $16,782 for the years ended December 31, 2024 and 2025 respectively.

The abovementioned sale and leaseback transactions for M/T Eco Beverly Hills and M/T Eco Bel Air expired on December 22 and December 15, 2025, respectively.

Finally, the maintenance deposit asset of $2,000 had also been classified as current as of December 31, 2024 (for each of the M/Ts Eco Bel Air and Eco Beverly Hills the buyer withheld $1,000 as a maintenance deposit, accounted for as a deposit asset, to be released at the end of the lease term). As of December 31, 2025, the total maintenance deposit of $2,000 has been returned to the Company.

Leases

B. Lease arrangements, under which the Company acts as the lessor

Charter agreements:

During the year ended December 31, 2025, the Company operated one vessel (M/T Marina Del Rey) under a time charter with Weco Tankers A/S, another vessel (M/T Eco Oceano CA) with CTC, two vessels (M/T Eco West Coast and M/T Eco Malibu) with Clearlake Shipping Pte Ltd and four vessels (M/T Eco Bel Air, M/T Eco Beverly Hills, M/T Julius Caesar and M/T Legio X Equestris) under time charters with Trafigura.

Future minimum time-charter receipts of the Company’s vessels in operation as of December 31, 2025, based on commitments relating to non-cancellable time charter contracts as of December 31, 2025, are as follows:

Year ending December 31,	Time Charter receipts
2026	48,729
2027	43,803
2028	17,660
2029	17,246
2030 and thereafter	12,611
Total	140,049